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                                                                   EXHIBIT 10.44

                       LIMITED WAIVER AND AMENDMENT NO. 8
                                       TO
                2001 AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

          This Limited Waiver and Amendment No. 8 (the "Waiver and Amendment"), dated as of March 15, 2004, is by and among THC SYSTEMS, INC., a New York corporation (the "Company"), ONEIDA LTD., a New York corporation (the "Guarantor"), ALLSTATE INSURANCE COMPANY ("Allstate"), ALLSTATE LIFE INSURANCE COMPANY ("Allstate Life") and PACIFIC LIFE INSURANCE COMPANY (together with Allstate and Allstate Life, the "Purchasers").

                                 R E C I T A L S

     A. Company, Guarantor and Purchasers are parties to the 2001 Amended and Restated Note Purchase Agreement dated as of May 1, 2001 pertaining to those certain notes with a maturity date of May 31, 2005, as amended by a Waiver and Amendment No. 1 to 2001 Amended and Restated Note Agreement dated as of December 7, 2001, an Amendment No. 2 to 2001 Amended and Restated Note Agreement dated as of April 23, 2002, an Amendment No. 3 to 2001 Amended and Restated Note Agreement dated as of April 24, 2003, a Limited Waiver and Amendment No. 4 to 2001 Amended and Restated Note Purchase Agreement dated as of October 31, 2003, a Limited Waiver and Amendment No. 5 to 2001 Amended and Restated Note Purchase Agreement dated as of December 12, 2003, a Limited Waiver and Amendment No. 6 to 2001 Amended and Restated Note Purchase Agreement dated as of January 30, 2004 and a Limited Waiver and Amendment No. 7 to 2001 Amended and Restated Note Purchase Agreement dated as of March 1, 2004 (as so amended or otherwise modified, the "Note Agreement").

     B. The Company and the Guarantor have requested that the Purchasers (a) waive payment of the mandatory principal payment due to the Purchasers on November 1, 2003 in the amount of $3,890,000 pursuant to Section 2.1(a) of the Note Agreement (the "Sinking Fund Payment") until March 31, 2004, (b) waive the Defaults and Events of Default arising out of the Company's and the Guarantor's failure to comply with Sections 7.12(a), (b), (c) and (d) of the Note Agreement for the Fiscal Quarters ended October 25, 2003 and January 31, 2004 and (c) make certain amendments to the Note Agreement.

     C. Each of the Purchasers are willing to grant the waivers requested by the Company and the Guarantor subject to and upon the terms and conditions set forth herein.

          NOW, THEREFORE, the parties agree as follows:

     1. Definitions. All capitalized terms used in this Waiver and Amendment which are not otherwise defined shall have the meanings given to those terms in the Note Agreement.

     2. Waiver. The Purchasers hereby waive, for the period commencing on the Effective Date (as defined below) of this Waiver and Amendment and ending on March 31, 2004 (the "Waiver Period"), (a) payment of the Sinking Fund Payment and (b) the Defaults and Events of Default arising out of the Company's and the Guarantor's failure to comply with Sections 7.12(a), (b), (c) and (d) of the Note Agreement for the Fiscal Quarters ended October 25, 2003 and January 31, 2004, provided that upon the expiration of the Waiver Period, the waiver provided for herein shall be immediately (without cure period or notice) and automatically terminated in its entirety and be of no force and effect as if the waiver had never been granted; provided further that (x) in the event that any other creditor, or group of creditors, of the Guarantor or any of its Subsidiaries with claims aggregating in excess of $1,000,000, (A) accelerates the obligations of the Guarantor or such Subsidiary to such creditor or group of creditors, (B) commences enforcement of their rights and remedies in respect of the obligations of the Guarantor or such Subsidiary to such creditor or group or creditors, or (C) takes any other action against the Guarantor or any such Subsidiary to improve their position as creditors of the Guarantor or such Subsidiary (it being understood that none of a meeting among lenders to discuss options and alternatives, the mere sending of a notice of default or





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reservation of rights or the charging of a customary work fee shall constitute such an action) or (y) the Guarantor or any of its Subsidiaries makes any payments in respect of the $2,000,000 Promissory Note issued by the Guarantor dated September 20, 2003 or voluntarily reduces the Commitment under the Credit Agreement, the waiver provided for herein shall be immediately (without cure period or notice) and automatically terminated in its entirety and be of no force and effect as if the waiver had never been granted. This waiver is limited to payment of the Sinking Fund Payment and the Defaults and Events of Default arising out of the Company's and the Guarantor's failure to comply with Sections 7.12(a), (b), (c) and (d) of the Note Agreement for the Fiscal Quarters ended October 25, 2003 and January 31, 2004 and shall not constitute or be construed as a waiver of any other presently existing or future Defaults or Events of Default.

     3. Amendment to Section 3.1(e) of the Note Agreement. Section 3.1(e) is amended in its entirety to read as follows:

          "(e) No Contingent Liabilities or Adverse Changes. Neither the Guarantor nor any of its Subsidiaries has any contingent liabilities which are material to the Guarantor and its Subsidiaries taken as a whole other than (i) as indicated on the financial statements described in the foregoing paragraph (d) of this Section 3.1 and (ii) that may arise or may have arisen in connection with charges related to FAS 87. For any representations and warranties made on or after the Amendment No. 8 Effective Date, since January 27, 2001, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Guarantor and its Subsidiaries, taken as a whole, and no sale, transfer or other disposition of a material part of the assets or business of the Guarantor or any Subsidiary, except for any material adverse change that has been publicly disclosed or otherwise disclosed in writing to the Purchasers on or before the Amendment No. 8 Effective Date."

     4. Amendment to Section 5.1 of the Note Agreement. Section 5.1 of the Note Agreement is hereby amended by inserting the following new defined term in the appropriate alphabetical order:

          ""Amendment No. 8 Effective Date" means the date on which all the conditions to the Limited Waiver and Amendment No. 8, dated March 15, 2004, have been satisfied."

     5. Representation and Warranties. Each of the Guarantor and the Company represents and warrants to the Purchasers that the following statements are true, correct and complete:

          (a) Representations and Warranties. Each of the representations and warranties made by the Guarantor and the Company in the Note Agreement is true and correct on and as of the date of this Waiver and Amendment.

          (b) No Default or Event of Default. After giving effect to this Waiver and Amendment, no Default or Event of Default has occurred and is continuing.

          (b) Execution, Delivery and Enforceability. This Waiver and Amendment has been duly and validly executed and delivered by each of the Guarantor, the Company and each Subsidiary Guarantor and constitutes each such Person's legal, valid and binding obligation, enforceable against such Person in accordance with its terms.

     6. Covenants. In order to induce the Purchasers to enter into this Waiver and Amendment, each of the Guarantor and the Company hereby agrees to the following covenants, the failure to perform which will be an additional Event of Default under the Note Agreement:





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          (a) Financial Forecast. Each of the Guarantor and the Company shall continue to work with the Purchasers and Alvarez & Marsal regarding the financial forecast delivered pursuant to paragraph 6(c) of the Limited Waiver and Amendment No. 4 dated as of October 31, 2003 (including updating such financial forecast).

          (b) Lender Waiver Termination Notice. The Guarantor shall, upon receiving notification from the Lenders that they intend to terminate the waiver referred to in Section 7(e) of this Waiver and Amendment, immediately notify Bingham McCutchen LLP ("Bingham") and the Purchasers thereof.

     7. Conditions to Effectiveness of Waiver and Amendment. This Waiver and Amendment shall be effective on the date (the "Effective Date") when and if each of the following conditions is satisfied:

          (a) Consent of Subsidiary Guarantors. Each of the Subsidiary Guarantors shall have executed and delivered to Bingham the Consent of Subsidiary Guarantors attached to this Waiver and Amendment.

          (b) No Default or Event of Default; Accuracy of Representations and Warranties. The Guarantor and the Company shall deliver to each of the Purchasers a certificate of a Financial Officer certifying that, after giving effect to this Waiver and Amendment, no Default or Event of Default shall exist and each of the representations and warranties made by the Guarantor or any of its Subsidiaries herein and in or pursuant to the Transaction Documents shall be true and correct in all material respects as if made on and as of the date on which this Waiver and Amendment becomes effective.

          (c) Expense Reimbursements. The Guarantor shall have paid all reasonable invoices presented to the Guarantor for expense reimbursements (including reasonable attorneys' and financial advisors' fees and disbursements) due to the Purchasers in accordance with Section 11.1 of the Note Agreement.

          (d) Execution by Purchasers. Bingham shall have received a counterpart of this Waiver and Amendment duly executed and delivered by the Guarantor, the Company, and each Purchaser.

          (e) Waiver and Amendment Pursuant to Credit Agreement. Bingham shall have received a copy of an executed waiver of any Default or Event of Default arising under the Credit Agreement, duly executed by the Guarantor, the Administrative Agent and the Lenders, (i) deferring the scheduled reduction in the Lenders' Revolving Commitments (as defined in the Credit Agreement) to no earlier than March 31, 2004 and (ii) waiving until March 31, 2004 any Default or Event of Default arising from failure to satisfy any financial covenants under
Section 6.11 of the Credit Agreement.

     8. Further Assurances. Each of the Guarantor and the Company agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest (as defined in the Security Agreement) and the rights and remedies created thereby. In addition, as further security for payment and performance of the obligations under the Note Agreement and as consideration for the Purchaser's agreement to enter into this Waiver and Amendment, the Guarantor and the Company hereby further agrees to grant a perfected pledge and security interest in any additional collateral as the Collateral Agent may reasonably request.

     9. Release. For purposes of this Section, the following terms shall have the following definitions:

          (a) "Related Parties" shall mean, with respect to any released party, such party's parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, financial advisors, accountants and shareholders, if any.

          (b) "Claims" shall mean any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

     Excluding only the continuing obligations of the Purchasers under the express terms of the Note Agreement, the Transaction Documents and this Waiver and Amendment, each of the Guarantor and the Company hereby releases, acquits and forever discharges the Purchasers, and each of them, and their respective Related Parties, of and from any and all Claims arising out of, related or in any way connected with the Note Agreement, the Transaction Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the execution of this Waiver and Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Note Agreement, the Transaction Documents or any Defaults or Events of Default occurring under the Note Agreement or the Transaction Documents.

     10. Acknowledgement. Each of the Guarantor and the Company hereby confirms and acknowledges as of the date hereof that it is validly and justly indebted to the Purchasers for the payment of all obligations under the Note Agreement and the Notes without offset, defense, cause of action or counterclaim of any kind or nature whatsoever.

     11. Confirmation of Note Agreement and Security Documents. Except as amended by this Waiver and Amendment, all the provisions of the Note Agreement remain in full force and effect from and after the date hereof, and each of the Guarantor and the Company hereby ratifies and confirms the Note Agreement and each of the documents executed in connection therewith. This Waiver and Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Note Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Purchasers may now have or have in the future under or in connection with the Note Agreement or any of the instruments or agreements referred to therein. From and after the date hereof, all references in the Note Agreement to "this Agreement", "hereof", "herein", or similar terms, shall refer to the Note Agreement as amended by this Waiver and Amendment. Each of the Guarantor and the Company also ratifies and confirms that the Security Documents remain in full force and effect in accordance with their terms and are not impaired or affected by this Waiver and Amendment.

     12. Counterparts. This Waiver and Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this Waiver and Amendment by facsimile or as an electronic attachment to an email transmission shall be as effective as delivery of a manually signed counterpart.

     13. Governing Law. This Waiver and Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois.

     14. Time is of the Essence. Time is of the essence with respect to all terms set forth in this Waiver and Amendment.

                  [Remainder of Page Intentionally Left Blank]





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     IN WITNESS WHEREOF, the parties have caused this Waiver and Amendment to be duly executed as of the day and year first above written.

                                     ONEIDA LTD.


                                     By: /s/ GREGG R. DENNY
                                         ---------------------------------------
                                     Name: Gregg R. Denny
                                     Title: Chief Financial Officer


                                     THC SYSTEMS, INC.


                                     By: /s/ GREGG R. DENNY
                                         ---------------------------------------
                                     Name: Gregg R. Denny
                                     Title: Chief Financial Officer


                                     ALLSTATE INSURANCE COMPANY


                                     By: /s/ JEFFREY CANNON
                                         ---------------------------------------
                                     Name: Jeffrey Cannon
                                     Title: Authorized Signatory


                                     By: /s/ JERRY D. ZINKULA
                                         ---------------------------------------
                                     Name: Jerry D. Zinkula
                                     Title: Authorized Signatory

                                                          Authorized Signatories


                                     ALLSTATE LIFE INSURANCE COMPANY


                                     By: /s/ JEFFREY CANNON
                                         ---------------------------------------
                                     Name: Jeffrey Cannon
                                     Title: Authorized Signatory


                                     By: /s/ JERRY D. ZINKULA
                                         ---------------------------------------
                                     Name: Jerry D. Zinkula
                                     Title: Authorized Signatory

                                                          Authorized Signatories


                                     PACIFIC LIFE INSURANCE COMPANY


                                     By: /s/ RONN C. CORNELIUS
                                         ---------------------------------------
                                     Name: Ronn C. Cornelius
                                     Title: Assistant Vice President


                                     By: /s/ SAMUEL TANG
                                         ---------------------------------------
                                     Name: Samuel Tang
                                     Title: Assistant Secretary





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                        CONSENT OF SUBSIDIARY GUARANTORS

          Each of the undersigned is a party to a Subsidiary Guarantee Agreement, a Subsidiary Subordination Agreement and one or more Security Documents and is a Subsidiary Guarantor of the obligations of the Company under the Note Agreement referred to in the foregoing Limited Waiver and Amendment No. 8 to 2001 Amended and Restated Note Purchase Agreement (the "Waiver and Amendment"). Each of the undersigned Subsidiary Guarantors hereby (a) consents to the foregoing Waiver and Amendment, (b) acknowledges that, notwithstanding the execution and delivery of the foregoing Waiver and Amendment, the obligations of each of the undersigned Subsidiary Guarantors are not impaired or affected and the Subsidiary Guarantee Agreement, the Subsidiary Subordination Agreement and Security Documents continue in full force and effect, and (c) ratifies and affirms the terms and provisions of the Subsidiary Guarantee Agreement, the Subsidiary Subordination Agreement and Security Documents. All capitalized terms used herein which are not otherwise defined shall have the meanings given to those terms in the Note Agreement.

          Each of the undersigned hereby agree, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest (as defined in the Security Agreement) and the rights and remedies created thereby. In addition, as further security for payment and performance of the obligations under the Subsidiary Guarantee Agreement and as consideration for the Purchasers' agreement to enter into the Waiver and Amendment, each of the undersigned hereby further agrees to grant a perfected pledge and security interest in any additional collateral as the Collateral Agent may reasonably request.

          Excluding only the continuing obligations of the Purchasers under the express terms of the Note Agreement, the Transaction Documents and Waiver and Amendment, the undersigned hereby releases, acquits and forever discharges the Purchasers, and each of them, and their respective Related Parties (as defined below) of and from any and all Claims (as defined below) arising out of, related or in any way connected with the Note Agreement, the Transaction Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the execution of the Waiver and Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Note Agreement, the Transaction Documents or any Defaults or Events of Default occurring under the Note Agreement or the Transaction Documents.

          "Related Parties" shall mean, with respect to any released party, such party's parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, accountants and shareholders, if any.

          "Claims" shall mean any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.





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     IN WITNESS WHEREOF, each of the undersigned has executed and delivered this
Consent of Subsidiary Guarantors as of the 15th day of March, 2004.

BUFFALO CHINA, INC.                               DELCO INTERNATIONAL LTD.


By: /s/ GREGG R. DENNY                            By: /s/ GREGG R. DENNY
    --------------------------                        --------------------------
Name: Gregg R. Denny                              Name: Gregg R. Denny
Title: Chief Financial Officer                    Title: Chief Financial Officer


ENCORE PROMOTIONS, INC.                           SAKURA, INC.


By: /s/ GREGG R. DENNY                            By: /s/ GREGG R. DENNY
    --------------------------                        --------------------------
Name: Gregg R. Denny                              Name: Gregg R. Denny
Title: Chief Financial Officer                    Title: Chief Financial Officer


THC SYSTEMS INC.                                  KENWOOD SILVER COMPANY, INC.


By: /s/ GREGG R. DENNY                            By: /s/ GREGG R. DENNY
    --------------------------                        --------------------------
Name: Gregg R. Denny                              Name: Gregg R. Denny
Title: Chief Financial Officer                    Title: Chief Financial Officer


ONEIDA SILVERSMITHS INC                           ONEIDA FOOD SERVICE, INC.


By: /s/ GREGG R. DENNY                            By: /s/ GREGG R. DENNY
    --------------------------                        --------------------------
Name: Gregg R. Denny                              Name: Gregg R. Denny
Title: Chief Financial Officer                    Title: Chief Financial Officer